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                                                                   EXHIBIT 10.26

                                                               EXECUTION VERSION

                                 FIRST AMENDMENT

     FIRST AMENDMENT, dated as of December 10, 2001 (the "First Amendment"), to the THREE YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT (the "Credit Agreement"; unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as defined therein) dated as of July 31, 2001, among ZIMMER HOLDINGS, INC., a Delaware corporation (the "Company"), ZIMMER, INC., a Delaware corporation ("Zimmer" and together with the Company, the "U.S. Borrowers"), ZIMMER K.K., a company organized under the laws of Japan (the "Japanese Borrower"), ZIMMER LTD., a company incorporated under the laws of England and Wales (the "Euro Borrower"), the BORROWING SUBSIDIARIES (as defined herein), the lenders parties thereto (the "Lenders"), JPMORGAN CHASE BANK (formerly known as THE CHASE MANHATTAN BANK), a New York banking corporation, as administrative agent for the Lenders (in such capacity, the "General Administrative Agent"), JPMORGAN CHASE BANK, TOKYO BRANCH (formerly known as THE CHASE MANHATTAN BANK, TOKYO BRANCH), as administrative agent for the Japanese Lenders (in such capacity, the "Japanese Administrative Agent"), CHASE MANHATTAN INTERNATIONAL LIMITED, as administrative agent for the Euro Lenders (in such capacity, the "Euro Administrative Agent"), BANK OF AMERICA, N.A., as syndication agent for the Lenders (in such capacity, the "Syndication Agent"), JPMORGAN CHASE BANK (formerly known as THE CHASE MANHATTAN BANK), as competitive advance facility agent (in such capacity, the "Advance Agent"), ABN AMRO BANK N.V., as co-Documentation Agent, FLEET NATIONAL BANK, as co-Documentation Agent and SUNTRUST BANK, as co-Documentation Agent.


                              W I T N E S S E T H :
                              - - - - - - - - - -

     WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Company; and

     WHEREAS, the Company has requested, and, upon this First Amendment becoming effective, the Lenders have agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in this First Amendment;

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises, the parties hereto hereby agree as follows:

                                   ARTICLE I.
                                   AMENDMENTS

     SECTION 1.1. Amendment to Section 1.1 of the Credit Agreement. The definition of "Interest Period" in Section 1.1 of the Credit Agreement is hereby amended by (a) inserting the text "either (x) on the day that is two weeks thereafter or (y)" immediately after the word "ending" in clause (a) thereof and
(b) inserting the text "in each case" immediately after the comma after the words "months thereafter" in clause (a) thereof.

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     SECTION 1.2. Amendment to Section 12.4(a) of the Credit Agreement. Section
12.4(a) of the Credit Agreement is hereby amended by inserting the following new text immediately prior to the period at the end thereof:

          "; provided, that for the purposes of determining the Consolidated Leverage Ratio (i) as at the last day of the fiscal quarter of the Company ending December 31, 2001, Consolidated EBITDA for such period shall be deemed to equal Consolidated EBITDA for the fiscal quarter of the Company ending on such date multiplied by four; (ii) as at the last day of the two consecutive fiscal quarter period of the Company ending March 31, 2002, Consolidated EBITDA for such period shall be deemed to equal Consolidated EBITDA for such two consecutive fiscal quarters of the Company ending on such date multiplied by two; and
          (iii) as at the last day of the three consecutive fiscal quarter period of the Company ending June 30, 2002, Consolidated EBITDA for such period shall be deemed to equal Consolidated EBITDA for such three consecutive fiscal quarters of the Company ending on such date multiplied by 4/3".

                                  ARTICLE II.
                                  MISCELLANEOUS

     SECTION 2.1. Conditions to Effectiveness of the First Amendment. This First Amendment shall become effective as of the date first set forth above (the "First Amendment Effective Date") at such time that the General Administrative Agent shall have received counterparts of this First Amendment duly executed and delivered by a duly authorized officer of each of the U.S. Borrowers, the Euro Borrower, the Japanese Borrower, the Required Lenders and the Administrative Agents.

     SECTION 2.2. Representations and Warranties. The Company represents and warrants to each Lender that as of the First Amendment Effective Date: (a) this First Amendment constitutes the legal, valid and binding obligation of the Credit Parties, enforceable against each Credit Party in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting creditors' rights generally, by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and an implied covenant of good faith and fair dealing; (b) the representations and warranties made by each Credit Party in the Loan Documents are true and correct in all material respects on and as of the date hereof (except to the extent that such representations and warranties are expressly stated to relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date) and (c) no Default or Event of Default shall have occurred and be continuing as of the date hereof.

     SECTION 2.3. Counterparts. This First Amendment may be executed by one or more of the parties to this First Amendment on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this First Amendment signed by all the parties shall be lodged with the Company and the General Administrative Agent. The execution and delivery of this First Amendment by any Lender shall be binding upon each of its

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successors and assigns and binding in respect of all of its commitments and
Loans, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

     SECTION 2.4. Continuing Effect; No Other Amendments. Except to the extent the Credit Agreement is expressly amended hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. This First Amendment shall constitute a Loan Document.

     SECTION 2.5. Payment of Expenses. The Company agrees to pay and reimburse the General Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred to date in connection with this First Amendment and the other Loan Documents, including, without limitation, the reasonable fees and disbursements of legal counsel to the General Administrative Agent.

     SECTION 2.6. GOVERNING LAW. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                     [Rest of page left intentionally blank]


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     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                     ZIMMER HOLDINGS, INC., as a Borrower and a Guarantor


                                     By:
                                        -------------------------------
                                        Name
                                        Title:


                                     ZIMMER, INC., as a Borrower and a Guarantor


                                     By:
                                        -------------------------------
                                        Name
                                        Title:


                                     ZIMMER K.K.


                                     By:
                                        -------------------------------
                                        Name
                                        Title:


                                     ZIMMER LTD.


                                     By:
                                        -------------------------------
                                        Name
                                        Title:


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                                     JPMORGAN CHASE BANK, individually and
                                     as General Administrative Agent


                                     By:
                                        -------------------------------
                                        Name:
                                        Title:


                                     JPMORGAN CHASE BANK, TOKYO
                                     BRANCH, as Japanese Administrative Agent


                                     By:
                                        -------------------------------
                                        Name:
                                        Title:


                                     CHASE MANHATTAN INTERNATIONAL
                                     LIMITED, as Euro Administrative Agent


                                     By:
                                        -------------------------------
                                        Name:
                                        Title:


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                                     BANK OF AMERICA, N.A., individually and as
                                     Syndication Agent


                                     By:
                                        -------------------------------
                                        Name:
                                        Title:


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                                     ABN AMRO BANK N.V., as Documentation
                                     Agent


                                     By:
                                        -------------------------------
                                        Name:
                                        Title:


                                     FLEET NATIONAL BANK, as Documentation
                                     Agent


                                     By:
                                        -------------------------------
                                        Name:
                                        Title:


                                     SUNTRUST BANK, as Documentation Agent


                                     By:
                                        -------------------------------
                                        Name:
                                        Title:



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                                     BNP PARIBAS


                                     By:
                                        -------------------------------
                                        Name:
                                        Title:


                                     By:
                                        -------------------------------
                                        Name:
                                        Title:


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                                     DEUTSCHE BANK AG, NEW YORK
                                     BRANCH AND/OR CAYMAN ISLANDS
                                     BRANCH


                                     By:
                                        -------------------------------
                                        Name:
                                        Title:


                                     By:
                                        -------------------------------
                                        Name:
                                        Title:



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                                     SUMITOMO MITSUI BANKING
                                     CORPORATION


                                     By:
                                        -------------------------------
                                        Name:
                                        Title:


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                                     THE FUJI BANK, LIMITED


                                     By:
                                        -------------------------------
                                        Name:
                                        Title:


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                                     BANK OF CHINA, NEW YORK BRANCH


                                     By:
                                        -------------------------------
                                        Name:
                                        Title:


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                                     BANCA NAZIONALE DEL LAVORO S.P.A.,
                                     NEW YORK BRANCH


                                     By:
                                        -------------------------------
                                        Name:
                                        Title:


                                     By:
                                        -------------------------------
                                        Name:
                                        Title:





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                                     THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                     New York Branch


                                     By:
                                        -------------------------------
                                        Name:
                                        Title:


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                                     BAYERISCHE HYPO-UND VEREINSBANK
                                     AG, NEW YORK BRANCH


                                     By:
                                        -------------------------------
                                        Name:
                                        Title:


                                     By:
                                        -------------------------------
                                        Name:
                                        Title:


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                                     COMERICA BANK


                                     By:
                                        -------------------------------
                                        Name:
                                        Title:


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                                     CREDIT LYONNAIS, NEW YORK BRANCH


                                     By:
                                        -------------------------------
                                        Name:
                                        Title:





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                                     KEY BANK NATIONAL ASSOCIATION


                                     By:
                                        -------------------------------
                                        Name:
                                        Title:





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                                     NATIONAL CITY BANK OF INDIANA


                                     By:
                                        -------------------------------
                                        Name:
                                        Title:





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                                     PNC BANK, NATIONAL ASSOCIATION


                                     By:
                                        -------------------------------
                                        Name:
                                        Title:





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                                     THE BANK OF NEW YORK


                                     By:
                                        -------------------------------
                                        Name:
                                        Title:





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                                     THE NORINCHUKIN BANK, NEW YORK
                                     BRANCH


                                     By:
                                        -------------------------------
                                        Name:
                                        Title:





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                                     THE SANWA BANK, LIMITED, NEW YORK
                                     BRANCH


                                     By:
                                        -------------------------------
                                        Name:
                                        Title:


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                                     FIRSTAR BANK, N.A.


                                     By:
                                        -------------------------------
                                        Name:
                                        Title:


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                                     THE NORTHERN TRUST COMPANY


                                     By:
                                        -------------------------------
                                        Name:
                                        Title:



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                                     FIFTH THIRD BANK


                                     By:
                                        -------------------------------
                                        Name:
                                        Title:



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                                     UNICREDITO ITALIANO


                                     By:
                                        -------------------------------
                                        Name:
                                        Title:


                                     By:
                                        -------------------------------
                                        Name:
                                        Title:


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                                     BANK HAPOALIM B.M.


                                     By:
                                        -------------------------------
                                        Name:
                                        Title:


                                     By:
                                        -------------------------------
                                        Name:
                                        Title: